Exhibit 10.10

ANNEX A

Registration Rights.

(1)	Demand Registrations.

(a)

Requests for Registration. At any time following the expiration of the transfer restrictions set forth in Section 7.03(a) of this Agreement, if the Company has not filed, and caused to be effective and maintained the effectiveness of a “shelf” registration statement pursuant to Section 1(c), the Investor and any of its permitted transferees holding at least $5 million in Registrable Securities based on the expected public offering price of the Registrable Securities (as defined below) (on an as-converted basis) (the “Initiating Investors”) may request in writing (which request shall specify the number and type of Registrable Securities intended to be disposed of, the intended method of distribution thereof and whether the Registration Statement should be a shelf registration) that the Company effect the registration of all or any part of the Registrable Securities held by the Investor and such transferees which are then eligible for Transfer pursuant to Section 7.03 of this Agreement (a “Registration Request”). Promptly after its receipt of any Registration Request but no later than ten days after receipt of such Registration Request, the Company will give written notice of such request to the Investor and any transferees, and the Company will cause to register, in accordance with the provisions of this Agreement, all Registrable Securities that have been requested to be registered in the Registration Request or by the Investor or transferees by written notice to the Company given within fifteen business days after the date the Company has given such notice of the Registration Request; provided that, except for a Short-Form Registration of an unspecified amount of securities, with respect to an underwritten offering, the Company will not be required to effect a registration pursuant to this Section 1(a) unless the value of Registrable Securities included in the Registration Request is at least $20 million. The Company will pay all Registration Expenses incurred in connection with any registration pursuant to this Section 1. Any registration requested by the Investor pursuant to Section 1(a) or 1(c) is referred to in this Agreement as a “Demand Registration.” For purposes of this Agreement, “Registrable Securities” means all Common Stock, including Common Stock issued or issuable pursuant to the conversion of the Preferred Stock. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (w) a registration statement with respect to the sale by the holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (x) they have been sold to the public pursuant to Rule 144 or Rule 145 or other exemption from registration under the Securities Act, (y) they have been acquired by the Company and have ceased to be outstanding, or (z) they are able to be sold by the Investor or transferee holding such securities without restriction as to volume or manner of sale pursuant to Rule 144(k) under the Securities Act. In addition, for purposes of this Agreement, “Registration Statement” means any registration statement of the Company, including a shelf registration statement, which covers any Registrable Securities and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein and other documents filed with the Commission to effect a registration under the Securities Act.

(b)

Limitation on Demand Registrations. The Investor and its transferees will be entitled to initiate no more than six (6) Demand Registrations, and the Company will not be obligated to effect more than one Demand Registration in any six month period. Upon filing a Registration Statement, the Company will use its reasonable best efforts to keep such Registration Statement effective with the Commission at all times until the Investor or any transferee who would require such registration to effect a sale of the Registrable Securities no longer holds the Registrable Securities. No request for registration will count for the purposes of the limitations in this Section 1(b) if (i) the Investor determines in good faith to withdraw the proposed registration prior to the effectiveness of the Registration Statement relating to such request due to marketing conditions or regulatory reasons relating to the Company (provided that this clause (i) shall cease to apply if the Investor has previously withdrawn a proposed registration), (ii) the Registration Statement relating to such request is not declared effective within 180 days of the date such Registration Statement is first filed with the Commission (other than solely by reason of the Investor or any transferee having refused to proceed or provide any required information for inclusion therein) and the Investor or any transferee withdraws the Registration Request prior to such Registration Statement being declared effective, (iii) prior to the sale of at least 90% of the Registrable Securities included in the applicable registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the Investor’s reasonable satisfaction within thirty days of the date of such order, (iv) more than 25% of the Registrable Securities requested by the Investor or any transferee to be included in the registration are not so included pursuant to

Section 1(f), or (v) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by the Investor or any transferee). Notwithstanding the foregoing, the Company will pay all Registration Expenses in connection with any request for registration pursuant to Section 1(a) regardless of whether or not such request counts toward the limitation set forth above.

(c)	Short-Form Registrations. Prior to the expiration of the transfer restrictions set forth in Section 7.03(a) of this Agreement, the Company will use its reasonable best efforts to qualify for registration on, and will promptly file, Form S-3 or any comparable or successor form or forms or any similar short-form registration (“Short-Form Registration”), and such Short-Form Registration will be a “shelf” registration statement providing for the registration, and the sale on a continuous or delayed basis, of the Registrable Securities pursuant to Rule 415. In no event shall the Company be obligated to effect any shelf other than pursuant to a Short-Form Registration. Upon filing a Short-Form Registration, the Company will, if applicable, use its reasonable best efforts to cause such Short-Form Registration Statement to be declared effective, will keep such Short-Form Registration effective with the Commission at all times and any Short-Form Registration shall be re-filed upon its expiration, and shall cooperate in any shelf take-down by amending or supplementing the prospectus statement related to such Short-Form Registration as may be requested by the Investor or any transferees or as otherwise required, until the Investor or any transferees who would require such registration to effect a sale of the Registrable Securities no longer hold the Registrable Securities, regardless of whether or not the transfer restrictions set forth in Section 7.03(a) of this Agreement have expired or terminated; provided that neither the Investor nor any transferee may be permitted to sell under such “shelf” registration statement during such times as the trading window is not open for Company senior management in accordance with the Company’s policies. The Company will pay all Registration Expenses incurred in connection with any Short-Form Registration.

(d)

Restrictions on Demand Registrations. If the filing, initial effectiveness or continued use of a registration statement with respect to a Demand Registration would require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Board of Directors (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement, (iii) would in the good faith judgment of the Board of Directors reasonably be expected to be materially detrimental to the Company or its business if made at such time or (iv) reasonably be excepted to interfere with the Company’s ability to effect a planned or proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may upon giving prompt written notice of such action to the participants in such registration (each of whom hereby agrees to maintain the confidentiality of all information disclosed to such participants) delay the filing or initial effectiveness of, or suspend use of, such Registration Statement; provided that the Company shall not be permitted to do so (x) for more than 60 days for a given occurrence of such a circumstance, (y) more than three times during any twelve-month period or (z) for periods exceeding, in the aggregate, 90 days during any twelve-month period. In the event the Company exercises its rights under the preceding sentence, the Investor or its transferees agree to suspend, promptly upon receipt of the notice referred to above, its use of any prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. If the Company so postpones the filing of a prospectus or the effectiveness of a Registration Statement, the Investor or such transferees will be entitled to withdraw such request and, if such request is withdrawn, such registration request will not count for the purposes of the limitation set forth in Section 1(b). The Company will pay all Registration Expenses incurred in connection with any such aborted registration or prospectus.

(e)	Selection of Underwriters. If the Initiating Investors intend that the Registrable Securities covered by the Registration Request shall be distributed by means of an underwritten offering, the Initiating Investors will so advise the Company as a part of the Registration Request, and the Company will include such information in the notice sent by the Company to the Investor and any transferees with respect to such Registration Request. In such event, the lead underwriter to administer the offering will be chosen by the Company, subject to the prior written consent of the Investor, not to be unreasonably withheld or delayed. If the offering is underwritten, the right of the Investor or transferee to registration pursuant to this Section 1 will be conditioned upon the Investor or transferee’s participation in such underwriting and the inclusion of the Investor’s or transferee’s Registrable Securities in the underwriting and the Investor or transferee will (together with the Company, the Investor and any other participating transferees distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. If the Investor or transferee disapproves of the terms of the underwriting, the Investor or transferee may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Investors.

(f)	Priority on Demand Registrations. The Company will not include in any underwritten registration pursuant to this Section 1 any securities that are not Registrable Securities, without the prior written consent of the Initiating Investors. If the managing underwriters advise the Company on or before the date five (5) days prior to the date then scheduled for commencement of such offering that in their reasonable opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) requested to be included in such registration exceeds the number of securities that can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such managing underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, Registrable Securities of the Investor and any transferee who have delivered written requests for registration pursuant to Section 1(a), pro rata on the basis of the aggregate number of Registrable Securities owned by each such person and (ii) second, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

(g)	Effective Registration Statement. A registration requested pursuant to Section 1(a) shall not be deemed to have been effected unless it is declared effective by the Commission or is automatically effective upon filing pursuant to Rule 462 of the Securities Act and remains effective for the period specified in Section 1(b).

(2)	Piggyback Registrations.

(a)

Right to Piggyback. Whenever the Company proposes to register any of its securities, other than a registration pursuant to Section 1(a) or a Special Registration (as defined below), and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Investor and all transferees of its intention to effect such a registration (but in no event less than ten (10) days prior to the anticipated filing date) and, subject to Section 1(d), will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the date of the Company’s notice (a “Piggyback Registration”). Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such Piggyback

Registration. The Company may terminate or withdraw any registration under this Section 2(a) prior to the effectiveness of such registration, whether or not the Investor or any transferees have elected to include Registrable Securities in such registration. “Special Registration” means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or its direct or indirect Subsidiaries or in connection with dividend reinvestment plans.

(b)	Underwritten Registration. If the registration referred to in Section 2(a) is proposed to be underwritten, the Company will so advise the Investor and any transferees as a part of the written notice given pursuant to Section 2(a). In such event, the right of the Investor or any transferees to registration pursuant to this Section 2 will be conditioned upon such persons’ participation in such underwriting and the inclusion of such person’s Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Investor.

(c)	Piggyback Registration Expenses. The Company will pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final.

(d)

Priority on Piggyback Registrations. If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, Registrable Securities of the Investor and any transferees who have requested registration of Registrable Securities pursuant to Sections 1 or 2, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

(3)	Registration Procedures. Subject to Section 1(d), whenever the Investor or any transferees of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 1 or 2, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Securities as soon as reasonably practicable in accordance with the intended method of disposition thereof and pursuant thereto and shall use its reasonable best efforts to as expeditiously as possible:

(a)	prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, make all required filings with the National Association of Securities Dealers and the Financial Industry Regulatory Authority and thereafter use its reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable and to remain effective as provided herein, provided that before filing a Registration Statement or any amendments or supplements thereto, the Company will, at the Company’s expense, furnish or otherwise make available to the Holders’ Counsel copies of all such documents proposed to be filed and such other documents reasonably requested by such counsel, which documents will be subject to review and comment of such counsel at the Company’s expense, including any comment letter from the Commission with respect to such filing or the documents incorporated by reference therein, and if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s financial books and records, officers, accountants and other advisors;

(b)

prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period of either (A) not less than (i) six months, (ii) if such Registration Statement relates to an underwritten offering, such longer period as, based upon the opinion of counsel for the underwriters, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer and (iii) continuously in the case of shelf registration statements and any shelf registration statement shall be re-filed upon its expiration (or in each case such shorter period ending on the date that the securities covered by such shelf registration statement cease to constitute Registrable Securities) or (B) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement, and cause the related prospectus to be supplemented by any prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;

(c)	furnish to each seller of Registrable Securities, and each managing underwriter, if any, such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, any other prospectus (including any prospectus filed under Rule 424, Rule 430A or Rule 430B under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act), all exhibits and other documents filed therewith and such other documents as such seller or such managing underwriter may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other Governmental Authority relating to such offer;

(d)	register and qualify (or exempt from registration or qualification) such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, and keep such registration or qualification (or exemption therefrom) effective for so long as such Registration Statement remains in effect and do any and all other acts and things that may be reasonably necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)	notify each seller of such Registrable Securities, the Holders’ Counsel and the managing underwriter(s), if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, prospectus or documents and, as soon as reasonably practicable (but subject to the delay provisions of Section 1(d)), prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of any prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statement therein, in light of the circumstances in which they were made, not misleading;

(f)	notify each seller of any Registrable Securities covered by such Registration Statement, the Holders’ Counsel and the managing underwriter(s), if any, (i) when such Registration Statement or the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for any of such purposes, (iv) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 3(k) below cease to be true and correct, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

(g)

upon the occurrence of an event contemplated in Section 3(e) or in Section 3(f)(ii), (f)(iii), (f)(iv) or (f)(v) (but subject to the delay provisions of Section 1(d)), promptly prepare a supplement or a post-effective amendment to the Registration Statement or supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that such prospectus as thereafter delivered to the sellers of such Registrable Securities will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(h)	cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange or the NASDAQ stock market, as determined by the Company;

(i)	provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement and use best reasonable efforts to procure the cooperation of the transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the sellers or any managing underwriter(s);

(j)	enter into such customary agreements (including underwriting agreements and, subject to Section 7, lock-up agreements in customary form, and including provisions with respect to indemnification and contribution in customary form) and take all such other customary actions as the Investor, the participating transferees or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, making members of management and executives of the Company available to participate in “road show,” similar sales events and other marketing activities; provided that the Company shall not be required to make members of management and executives of the Company so available for more than five consecutive days or more than 10 days in any 365 day period);

(k)	in connection with any underwritten offering, make such representations and warranties to the sellers and the managing underwriter(s), if any, with respect to the business of the Company and the Subsidiaries, and the Registration Statement, prospectus, and documents incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by the issuer in underwritten offerings, and, if true, make customary confirmations of the same if and when requested;

(1)

if requested by any seller of Registrable Securities, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the seller or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request;

(m)	in the case of certificated Registrable Securities, cooperate with the sellers of such Registrable Securities and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each seller that that the Registrable Securities represented by the certificates so delivered by such seller will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the sellers or managing underwriters, if any, may request at least two business days prior to any sale of Registrable Securities;

(n)	without regard to the provisions of Section 6.01 of this Agreement, make available for inspection by any seller of Registrable Securities and the Holders’ Counsel, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement, provided that it shall be a condition to such inspection and receipt of such information that the inspecting person agrees to use its reasonable best efforts to minimize the disruption to the Company’s business in connection with the foregoing;

(o)	otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and any applicable national securities exchange;

(p)	timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(q)	in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use every reasonable effort to prevent the issuance or promptly obtain the withdrawal of such order;

(r)

obtain one or more comfort letters, addressed to the underwriters, if any, dated the effective date of such Registration Statement and the date of the closing under the underwriting agreement for such offering, signed by the

Company’s independent public accountants (and if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have audited the financial statements included in such Registration Statement, in customary form and covering such matters of the type customarily covered by comfort letters as such underwriters shall reasonably request;

(s)	provide legal opinions of the Company’s counsel, addressed to the underwriters, if any, dated the date of the closing under the underwriting agreement, with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and such other documents relating thereto as the underwriter shall reasonably request in customary form and covering such matters of the type customarily covered by legal opinions of such nature; and

(t)	obtain any required regulatory or stockholder approval necessary for the Investor or any transferee to sell its Registrable Securities in an offering.

As a condition to registering Registrable Securities, the Company may require the Investor and transferee holding Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such person and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

(4)	Registration Expenses.

(a)

Except as otherwise provided in this Agreement, all expenses incidental to the Company’s performance of or compliance with this Agreement (whether or not any registration or prospectus becomes effective or final), including all registration, filing and listing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, expenses incurred in connection with any road show, and fees and disbursements of counsel for the Company and all independent certified public accountants in connection with any regular or special review or audits incident to or required by any such registration and other persons retained by the Company (all such expenses, “Registration Expenses”), will be borne by the Company. The Company will, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the New York Stock Exchange or the NASDAQ stock market. The holders of the securities so registered shall pay all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder and any other Registration Expenses required by law to be paid by a selling holder pro rata on the basis of the amount of proceeds from the sale of their shares so registered.

(b)	In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the sellers of Registrable Securities for the reasonable fees and disbursements of one counsel of their choosing (“Holders’ Counsel”).

(5)	Participation in Underwritten Registrations.

(a)	None of the Investor or any transferee may participate in any registration hereunder that is underwritten unless such person (i) agrees to sell its Registrable Securities on the basis provided in the underwriting arrangements in customary form entered into pursuant to this Agreement (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no such person will be required to sell more than the number of Registrable Securities that such person has requested the Company to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, provided that such person shall not be required to make any representations or warranties other than those related to title and ownership of shares and as to the accuracy and completeness of statements made in a Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company or the managing underwriter(s) by such person, and (iii) cooperates with the Company’s reasonable requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by such person’s failure to cooperate with such reasonable requests, will not constitute a breach by the Company of this Agreement). Notwithstanding the foregoing, the liability of the Investor or transferee participating in such an underwritten registration shall be limited to an amount equal to the amount of gross proceeds attributable to the sale of such person’s Registrable Securities.

(b)

Each person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) and (f), such person will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such person receives copies of a supplemented or amended prospectus as contemplated by such Section 3(e), (f) and (g). In the event the Company gives any such notice, the applicable time period mentioned in Section 3(b) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 5(b) to and including the date when each seller of a Registrable Security covered by such Registration Statement will have received the copies of the supplemented or amended prospectus contemplated by Section 3(e), (f) and (g).

(6)	Rule 144. The Company will timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Investor or transferee, make publicly available such information as necessary to permit sales pursuant to Rule 144 or Regulation S under the Securities Act), and it will take such further action as the Investor or transferee may reasonably request, to the extent required from time to time to enable such person to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Investor or transferee, the Company will deliver to such person a written statement as to whether it has complied with such information requirements, and, if not, the specifics thereof.

(7)

Holdback. In consideration for the Company agreeing to its obligations under this Agreement, the Investor (and any transferee) agrees in connection with any registration of the Company’s securities (whether or not such person is participating in such registration), upon the request of the Company and the underwriters managing any underwritten offering of the Company’s securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, during the Holdback Period. With respect to such underwritten offering of Registrable Securities covered by a registration pursuant to Section 1 or 2, the Company further agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Registration Statement (other than such registration or a Special Registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the

Holdback Period with respect to such underwritten offering, if required by the managing underwriter. “Holdback Period” means, with respect to any registered offering covered by this Agreement, (1) 90 days after and during the ten days before, the effective date of the related Registration Statement or, in the case of a takedown from a shelf registration statement, 90 days after the date of the prospectus supplement filed with the Commission in connection with such takedown and during such prior period (not to exceed ten days) as the Company has given reasonable written notice to the holder of Registrable Securities or (2) such shorter period as the Investor, the Company and the underwriter of such offering, if any, shall agree.

(8)	Assignment of Registration Rights. The rights of the Investor to registration of Registrable Securities pursuant to Section 1 may be assigned by the Investor to a transferee or assignee of Registrable Securities, provided that, such Transfer is permitted under the terms of this Agreement.

(9)	Indemnity for Registration.

(a)

The Company agrees to indemnify the Investor (and any transferee) and its Affiliates and each of their respective officers, directors, partners, members and employees, and each person who controls the Investor (and any transferee) within the meaning of the Exchange Act and the regulations thereunder, against any and all Losses, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such the Investor (and any transferee) (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnified Party in any such case to the extent that any such Loss arises out of or is based upon (i) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such the Investor (and any transferee) (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnified Party or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnified Party for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii) offers or sales effected by or on behalf such Indemnified Party “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

(b)	If the indemnification provided for in Section 9(a) is unavailable to an Indemnified Party with respect to any Losses referred to therein or is insufficient to hold the Indemnified Party harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnified Party, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Party, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and the Investor (and any transferee) agree that it would not be just and equitable if contribution pursuant to this Section 9(b) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

(c)	The provisions of Section 9.01 of this Agreement (other than subsection (c) thereto which shall be applicable mutatis mutandis) will not be applicable to the obligation of any Person pursuant to this Section 9.

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